                                                                     EXHIBIT 1.3



                          EL PASO NATURAL GAS COMPANY

                                ($           )

                          Medium-Term Notes, Series A

                Due from 9 Months to 40 Years from Date of Issue

                             DISTRIBUTION AGREEMENT


                                                      Dated:  (        ), 19(  )


(NAMES AND ADDRESSES OF AGENTS)

Dear Sirs:

                 El Paso Natural Gas Company, a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue
and sale from time to time by the Company of up to ($           ) aggregate
principal amount of its Medium-Term Notes, Series A, Due from 9 Months to 40 Years from Date of Issue (the "Notes"). The Notes will be issued under an Indenture, dated as of January 1, 1992 (the "Indenture"), between the Company and Citibank, N.A., as Trustee (the "Trustee"), and will have the maturities, interest rates or interest rate formulas, if any, redemption or sinking fund provisions, if any, and other terms as set forth in the Prospectus referred to below, as it may be amended or supplemented, from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Notes (a "Pricing Supplement").

                 Subject to the reservation by the Company of the right to sell Notes directly to investors on its own behalf, the Company hereby appoints
(        ) and (          )(individually, an "Agent" and collectively, the
"Agents") as its agents, subject to Section 12, for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, so long as this Agreement shall remain in effect with respect to each Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use best efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal pursuant to the terms of a terms agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b) hereof. The Company may from time to time offer Notes for sale otherwise than through the Agents; provided, however, that (i) so long as this Agreement shall remain in effect, the Company shall not solicit or accept offers to purchase Notes through any agent other than the Agents unless such other agent shall have entered into an agreement with the Company containing terms substantially the same as those set forth in this

Agreement, and (ii) promptly following the acceptance by the Company of any offer to purchase Notes pursuant to such agency, the Company shall provide the Agents with notice in writing or by telecopy of the terms of such sale. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of the Notes or assume any obligation towards, or any liability as the result of any act or failure to act of, the other Agent.

                 The Company has filed with the Securities and Exchange
Commission (the "Commission") a registration statement on Form S-3 (No. 33-   )
in respect of debt securities (including the Notes), shares of the Company's Common Stock, $3.00 par value, and shares of the Company's Preferred Stock, $.01 par value, which registration statement also constitutes post-effective amendment No. 1 to registration statement No. 33-44327 relating to certain of the Company's debt securities. Such registration statement and such post-effective amendment, as amended, have been declared effective by the Commission and the Indenture has been requalified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Such registration statement and such post-effective amendment, as amended, and the combined prospectus constituting a part thereof, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter collectively referred to as the "Registration Statement." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will, among other things, describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus." The term "Prospectus" means the Basic Prospectus as supplemented as of the Commencement Date by a prospectus supplement specifically relating to the Notes. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 1. Representations and Warranties. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which an Agent solicits offers to purchase Notes, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each date the Company issues and delivers Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

                 (a) The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the best of the Company's knowledge, contemplated by the Commission.

                 (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement or Prospectus, or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act, and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which an Agent solicits offers to purchase Notes or on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a Pricing Supplement.

                 (c) The Company has been duly incorporated and is a corporation duly organized, validly existing in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                 (d) Each significant subsidiary of the Company within the meaning of Regulation S-X (each hereinafter referred to as a "significant subsidiary") has been duly incorporated and is a corporation duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its significant subsidiaries, taken as a whole.

                 (e) Each of this Agreement and any applicable Written Terms Agreement (as hereinafter defined) has been duly authorized, executed and delivered by the Company.

                 (f) The Indenture has been duly authorized, executed and delivered by the Company and duly requalified under the Trust Indenture Act and is a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (g) The Notes have been duly authorized and, when the terms of the Notes and their issue and sale have been duly established in accordance with the Indenture and this Agreement, and when duly executed and authenticated in accordance with the provisions of the Indenture and issued and delivered against payment therefor in accordance with this Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Notes and any applicable Written Terms Agreement, will not contravene any provision of applicable law or the Restated Certificate of Incorporation, as amended, or By-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Notes and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                 (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented.

                 (j) All descriptions in the Registration Statement and Prospectus of statutes, regulations, legal or governmental proceedings, contracts and other documents are accurate in all material respects and fairly present in all material respects the information required to be shown; and there are no legal or governmental proceedings instituted or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries which would restrict the issuance and sale of the Notes as contemplated by the Prospectus or would be required to be disclosed therein and which is not disclosed, or any statutes, regulations, contracts or other documents which are required to be summarized in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement which are not summarized, filed or incorporated as required.

                 (k) The Company is not, nor is it directly or indirectly controlled by or acting on behalf of any person which is, (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder.

                 (l)      The Company has complied with all provisions of
Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                 Notwithstanding the foregoing, the representations and warranties set forth in Section 1(b) (iii) and (iv), (g) (except as to due authorization of the Notes) and (h), when made as of the Commencement Date, or as of any date on which an Agent solicits offers to purchase Notes, with respect to any Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

                 2.       Solicitations as Agent; Purchases as Principal.

                 (a) Solicitations as Agent. In connection with an Agent's actions as agent hereunder, such Agent agrees to use best efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

                 The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of telephonic notice confirmed in writing from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5; provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of the Agents), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

                 The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the purchase price of such Note:

                                  TERM                                              COMMISSION RATE
                                  ----                                              ---------------
                 From 9 months to less than 1 year                                          .%
                 From 1 year to less than 18 months                                         .%
                 From 18 months to less than 2 years                                        .%
                 From 2 years to less than 3 years                                          .%
                 From 3 years to less than 4 years                                          .%
                 From 4 years to less than 5 years                                          .%
                 From 5 years to less than 6 years                                          .%
                 From 6 years to less than 7 years                                          .%
                 From 7 years to less than 10 years                                         .%
                 From 10 years to less than 15 years                                        .%
                 From 15 years to less than 30 years                                        .%
                 From 30 years to and including 40 years                                    .%

                 Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent as agent that in its reasonable judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right without notice to the Company to reject any offer to purchase Notes that it, in its discretion reasonably exercised, considers to be unacceptable, and any such rejections shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

                 (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will take the form of either (i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit A hereto (a "Written Terms Agreement"), or
(ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company.

                 An Agent's commitment to purchase Notes pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to
Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

                 Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures (as defined herein). Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Terms Agreement is referred to herein as a "Settlement Date."

                 Unless otherwise specified in a Terms Agreement, if an Agent is purchasing Notes as principal it may resell such Notes to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Pricing Supplement relating to such Notes.

                 (c)      Administrative Procedures.        The Agents and the
Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

                 (d)      Delivery.  The documents required to be delivered by
Section 4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered at the office of Mudge Rose Guthrie Alexander & Ferdon, special counsel for the Company, not later than (3:00) p.m., New York time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and (ii) the first date on which the Company accepts any offer by an Agent to purchase Notes as principal pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "Commencement Date."

                 (e)      Obligations Several.     The Company acknowledges
that the obligations of the Agents under this Agreement are several and not joint.

                 3. Agreements of the Company. The Company agrees with each Agent that:

                 (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to the Agents copies thereof for their review and will not file any such proposed supplement or amendment to which the Agents reasonably object; provided, however, that (i) the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Pricing Supplement that merely sets forth the terms or a description of particular Notes shall only be reviewed and approved by the Agent or Agents offering such Notes. Subject to the foregoing sentence, the Company will promptly cause each supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Agents (i) of the filing of any amendment or supplement to the Prospectus (except that notice of the filing of an amendment or supplement to the Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes), (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

                 (b) If, at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of any of the Notes, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel for the Company, to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of either such counsel, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with law, the Company will immediately notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its own expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to the Agents, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (f) below and Section 5 in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes thereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes an Agent may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent pursuant to paragraph (f) below and
Section 5 such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

                 (c) The Company will make generally available to its security holders and to each Agent as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                 (d) The Company will furnish to each Agent, without charge, one signed copy of the Registration Statement, including exhibits and all amendments thereto, and during the period mentioned in Section 3(b) above as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Agent may reasonably request.

                 (e) The Company will endeavor in good faith to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will maintain such qualification in effect for so long as may be required for the distribution of the Notes. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided.

                 (f) The Company shall furnish to the Agents such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request.

                 (g) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                 (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto (including any Pricing Supplement), (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountant and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Surveys and Legal Investment Surveys, (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the reproduction and delivery to the Agents of copies of the Indenture and any Blue Sky Surveys or Legal Investment Surveys, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (ix) any reasonable out-of-pocket expenses incurred by the Agents; provided that any advertising expenses incurred by the Agents shall have been approved by the Company.

                 (i) Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without such Agent's prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company, and (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

                 4. Conditions of the Agents' Obligations. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes pursuant to any Terms Agreement and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

                 (a) Prior to such solicitation or purchase, as the case may be:

                 (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the reasonable judgment of the relevant Agent, is material and adverse and that makes it, in the reasonable judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

                 (ii) there shall not have occurred any (A) suspension or material limitation of trading generally on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market,

         (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities, or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the relevant Agent, is material and adverse and, in the case of any of the events specified in clauses (ii)(A) through (D), such event, singly or together with any other such event, makes it, in the reasonable judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

                 (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                          (A)  except, in each case described in paragraph (i),
         (ii) or (iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent before the offer to purchase such Notes was made or (B) unless in each case described in
         (ii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.

                 (b) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received (i) an opinion of Mudge Rose Guthrie Alexander & Ferdon, special counsel to the Company, addressing the matters set forth in paragraphs
(i), (ii)(a), (iv), (v), (vi), (vii), (viii) (only as to the Company and only as to Federal, Delaware and New York law), (ix) (items (a), (b) and (c)), (x) (to the best of such counsel's knowledge), (xi), (xii) and (xiii) of Exhibit C attached hereto, and (ii) an opinion of the (General Counsel)(Associate General Counsel) of the Company addressing the matters set forth in paragraphs (i),
(ii), (iii), (vii), (viii), (ix) (items (d) and (e)), (x), (xii), and (xiii) of Exhibit C.

                 (c) On the Commencement Date, and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents
shall have received an opinion of (               ), special counsel to the
Agents, to the effect set forth in Exhibit D.

                 (d) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, signed by an executive officer of the Company, to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

         The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings contemplated.

                 (e) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agents, from independent accountants for the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

                 (f) On the Commencement Date and on each Settlement Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

                 5.       Additional Agreements of the Company.

                 (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by Pricing Supplement providing solely for a change in the interest rates or interest rate formulas, redemption or sinking fund provisions, amortization schedules or maturities offered on the Notes or for a change deemed immaterial in the reasonable opinion of the Agents), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in
Section 4(d) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

                 (b) Each time the Company furnishes a certificate pursuant to Section 5(a), the Company will furnish or cause to be furnished forthwith to each Agent written opinions of counsel for the Company. Such opinions shall be dated the date of such amendment or supplement, as the case may be, shall be in a form reasonably satisfactory to the Agents and shall be of the same tenor as the opinions referred to in Section 4(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions. In lieu of such opinions, counsels' last furnishing such opinions to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinions to the same extent as though it were dated the date of such letters (except that statements in such last opinions will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter).

                 (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent public accountants, forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(e), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

                 6. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Agent or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by or on behalf of such Agent expressly for use therein or was based on the Form T-1 of the Trustee.

                 Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent furnished to the Company in writing by or on behalf of such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

                 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be mutually agreed upon by the Agents who are parties to any such proceeding and designated in writing by an Agent included in any such proceeding after consultation with the other Agents who are parties to such proceeding, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 If the indemnification provided for in the first or second paragraph in this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate public offering price of such Notes. The relative fault of the Company on the one hand and of each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligations to contribute pursuant to this Section 6 are several (in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and not joint.

                 The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in the immediately preceding paragraph that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 7. Position of the Agents. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company, and not as principal, and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

                 8. Termination. This Agreement may be terminated at any time by the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. Any Terms Agreement shall be subject to termination in the absolute discretion of each Agent on the terms set forth therein. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), Section 2(e), the last sentence of Section 3(b) and Sections 3(c), 3(h), 6, 7, 9, 11 and 14 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(a), 3(e), 3(f), 3(g), 3(i), 4 and 5 shall also survive until such delivery has been made. If any Terms Agreement is terminated, the provisions of Section 3(c), 3(h), 6 and 9 and the last two sentences of Section 3(h) (which shall be deemed to have been incorporated by reference in such Terms Agreement) shall survive.

                 9. Representations and Indemnities to Survive. The respective indemnity and contribution agreements, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect, regardless of any termination of this Agreement or any such Terms Agreement, any investigation made by or on behalf of an Agent or the Company or any of the officers, directors or controlling persons referred to in
Section 6 and delivery of and payment for the Notes.

                 10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to (INSERT NAME OF LEAD
AGENT), will be mailed, delivered or telecopied and confirmed to (          ),
Attention:  (          ) (telecopy number:  (          )), with a copy to (ADD
ADDRESSES AND TELECOPY NUMBERS OF OTHER AGENTS) or, if sent to the Company, will be mailed, delivered or telecopied and confirmed to the Company at 100 North Stanton Street, El Paso, Texas 79901, Attention: Chief Financial Officer (telecopy number: (915) 541-2800.

                 11. Successors. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

                 12. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

                 13. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Agents.


                                                   Very truly yours,

                                                   EL PASO NATURAL GAS COMPANY


                                                   By:
                                                      __________________________
                                                         Title:



The foregoing Agreement
is hereby confirmed
and accepted as of the
date first above written.

(NAME OF AGENT)


By: ________________________________________
       Title:


(NAME OF AGENT)

By _________________________________________
       Title:

                                                                       Exhibit A


                          EL PASO NATURAL GAS COMPANY

                               MEDIUM-TERM NOTES

                            WRITTEN TERMS AGREEMENT


                                                            (          ), 19(  )

El Paso Natural Gas Company
100 North Stanton Street
El Paso, Texas 79901

Attention:

                 Re:      Distribution Agreement dated (          ),
                          19(  ) (the "Agreement")

                 The undersigned agrees to purchase the following principal
amount of your Medium-Term Notes:  $(               ).



All Notes:                      Fixed Rate Notes:           Floating Rate Notes:
- ----------                      -----------------           --------------------
Purchase                             Interest
  price:                               rate:                  Base Rate:

Settlement                           Amortization             Index
  date and time:                       schedule:                maturity:

Place of
  delivery:                                                   Spread:

Maturity                                                      Initial interest
  date:                                                         rates:

Interest                                                      Initial interest
  payment dates:                                                reset date:

Original issue                                                Maximum rate:
  discount provisions:
                                                              Minimum rate:

Redemption                                                    Interest reset
  provisions:                                                   period:



Other Terms:                                                  Calculation Agent:

                 The provisions of the Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                 (The certificate referred to in Section 4 (d) of the Agreement, the opinions of the (General Counsel)(Associate General Counsel) for the Company and special counsel for the Company referred to in Section 4 (b) of the Agreement and the accountants' letter referred to in Section 4 (e) of the Agreement will be required.) (The following information, opinions, certificates, letters and documents referred to in Section 4 of the Agreement will be required: ____________________.)


                                        (NAME OF AGENT)


                                        By:_____________________________________
                                           Name:
                                           Title:

Accepted:

EL PASO NATURAL GAS COMPANY


By:________________________
     Name:
     Title:

                                                                       Exhibit B


                               MEDIUM-TERM NOTES

                           ADMINISTRATIVE PROCEDURES

                         ______________________________


                 Medium Term Notes, Series A (the "Notes") in the aggregate
principal amount of ($           ) are to be offered on a continuing basis by El
Paso Natural Gas Company (the "Company").  (          ) and (          ) (the
"Agents") have agreed to solicit purchases of the Notes, as agents for the Company, or to purchase Notes, as principal, for their own account. The Notes are being sold pursuant to a Distribution Agreement between the Company and the
Agents dated (          ), 19(  ) (the "Agreement").  The Notes have been
registered with the Securities and Exchange Commission (the "Commission") and will be offered pursuant to the Prospectus as amended and supplemented by the applicable Pricing Supplement (each such capitalized term having the meaning provided in the Agreement). Citibank, N.A. (the "Trustee") is the trustee under the Indenture, dated as of January 1, 1992 (the "Indenture").

                 The Notes will either be issued (a) in book-entry form and represented by one or more global notes delivered to the Trustee as custodian for The Depository Trust Company ("DTC") (or on behalf of such other depositary as is identified in the applicable Pricing Supplement, provided that such depositary shall execute a letter of representations and a medium-term note certificate agreement with the Trustee with respect to the Notes), and recorded in the book-entry system maintained by DTC and registered in the name of DTC's nominee (each, a "Book-Entry Note"), or (b) in the form of a Certificate issued in definitive form (a "Certificated Note").

                 Administrative procedures and specific terms of the offering are explained below. Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

                 General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes (which in the case of Book-Entry Notes shall be the related global Note), as the case may be.

                                PART I:  GENERAL

Date of Issuance/              Each Note will be dated as of the date of its
Authentication:                authentication by the Trustee.  Each Note shall
                               also bear an original issue date (the "Original
                               Issue Date").  The Original Issue Date shall
                                            remain the same for all Notes
                                            subsequently issued upon transfer,
                                            exchange or substitution of an
                                            original Note regardless of their
                                            dates of authentication.

                 Maturities:                Each Note will mature on a date
                                            selected by the purchaser and
                                            agreed to by the Company which is
                                            not less than nine months nor more
                                            than forty years from its Original
                                            Issue Date; provided, however, that
                                            Floating Rate Notes will bear
                                            interest pursuant to the interest
                                            rate formula stated therein and in
                                            the applicable Pricing Supplement
                                            and will mature on an Interest
                                            Payment Date.

                 Price To Public:           Each Note will be sold at 100% of
                                            principal amount (unless otherwise
                                            agreed in a Terms Agreement as
                                            defined in the Agreement).

                 Interest Payments:         Each payment of interest on Fixed
                                            Rate Notes will include interest
                                            accrued through the day preceding,
                                            as the case may be, the Interest
                                            Payment Date or Stated Maturity
                                            (each Stated Maturity is referred
                                            to herein as "Maturity").  Unless
                                            otherwise indicated in the
                                            applicable Pricing Supplement,
                                            interest payments on each Floating
                                            Rate Note (except in the case of
                                            Floating Rate Notes which reset
                                            daily or weekly) shall be the
                                            amount of interest accrued from,
                                            and including, the next preceding
                                            Interest Payment Date in respect of
                                            which interest has been paid (or
                                            from, and including, the date of
                                            original issue if no interest has
                                            been paid with respect to such
                                            Floating Rate Note) to, but
                                            excluding, the Interest Payment
                                            Date.  In the case of Floating Rate
                                            Notes on which the interest is
                                            reset daily or weekly, however, the
                                            interest payments shall include
                                            interest accrued from, but
                                            excluding, the next preceding
                                            Regular Record Date in respect of
                                            which interest has been paid (or
                                            from, and including, the date of
                                            original issue if no interest has
                                            been paid with respect to such
                                            Floating Rate Note) to, and
                                            including the Regular Record Date
                                            next preceding the applicable
                                            Interest Payment Date, except that
                                            the interest payment at Maturity
                                            will include interest accrued to,
                                            but excluding, such date.

                 Regular Record Dates:      The Regular Record Date with
                                            respect to any Interest Payment
                                            Date for a Fixed Rate Note shall be
                                            the (         ) or (       )
                                            preceding such Interest Payment
                                            Date.  The Regular Record Date with
                                            respect to any Interest Payment
                                            Date for a Floating Rate Note shall
                                            be the date 15 calendar days
                                            (whether or not a Business Day) (as
                                            hereinafter defined) preceding such
                                            Interest Payment Date.

                 Interest Payment Dates:    Interest payments will be made on
                                            each payment date commencing with
                                            the first Interest Payment Date
                                            following the Original Issue Date;
                                            provided, however, the first
                                            payment of interest of any Note
                                            originally issued between a Regular
                                            Record Date and an Interest Payment
                                            Date will occur on the Interest
                                            Payment Date following the next
                                            succeeding Regular Record Date to
                                            the registered owner on such next
                                            succeeding Regular Record Date.

                                            If an Interest Payment Date with
                                            respect to any Note would otherwise
                                            fall on a day that is not a
                                            Business Day with respect to such
                                            Note, such Interest Payment Date
                                            will be the following day that is a
                                            Business Day with respect to such
                                            Note except that in the case of a
                                            LIBOR Note, if such day falls in
                                            the next calendar month, such
                                            Interest Payment Date will be the
                                            preceding day that is a Business
                                            Day with respect to such LIBOR
                                            Note.

                 Fixed Rate Notes:          Interest payments on Fixed Rate
                                            Notes will be made semiannually on
                                            (     ) and (     ) of each year
                                            and at Maturity.

                 Floating Rate Notes:       Unless otherwise stated in the
                                            applicable Pricing Supplement,
                                            interest will be payable, in the
                                            case of the Floating Rate Notes
                                            which reset daily, weekly or
                                            monthly, on the third Wednesday of
                                            each month or on the third
                                            Wednesday of March, June, September
                                            and December of each year; in the
                                            case of Floating Rate Notes which
                                            reset quarterly, on the third
                                            Wednesday of March, June, September
                                            and December of each year; in the
                                            case of Floating Rate Notes which
                                            reset semiannually, on the third
                                            Wednesday of the two months of each
                                            year specified in the Floating Rate
                                            Note; and in the case of Floating
                                            Rate Notes which reset annually, on
                                            the third Wednesday of the month
                                            specified in the Floating Rate Note
                                            and, in each case, at Maturity or,
                                            if applicable, upon redemption or
                                            optional repayment.  For additional
                                            special provisions relating to
                                            Floating Rate Notes, see the
                                            Prospectus and the applicable
                                            Pricing Supplement.

                 Calculation of Interest:   In the case of Fixed Rate Notes,
                                            interest (including payments for
                                            partial periods) will be calculated
                                            and paid on the basis of a 360-day
                                            year of twelve 30-day months.  In
                                            the case of Floating Rate Notes,
                                            interest will be calculated and
                                            paid on the basis of the actual
                                            number of days in the interest
                                            period divided by 360 for
                                            Commercial Paper Rate Notes,
                                            Federal Funds Rate Notes, and LIBOR
                                            Notes, and on the basis of the
                                            actual number of days in the
                                            interest period divided by the
                                            actual number of days in the year
                                            for Treasury Rate Notes and on any
                                            other basis as set forth in the
                                            applicable Pricing Supplement.
                                            Floating Rate Notes will have
                                            daily, weekly, monthly, quarterly,
                                            semiannual or annual resets of the
                                            rate of interest which will be
                                            specified in the applicable Pricing
                                            Supplement and in the applicable
                                            Note.

                 Acceptance of Offers:      The Company will have the sole
                                            right to accept offers to purchase
                                            Notes.  Each Agent will
                                            communicate, orally or in writing,
                                            each reasonable offer to purchase
                                            Notes received by it.  The Company
                                            may reject any offer in whole or in
                                            part and will promptly notify such
                                            Agent of any such rejection.  Each
                                            Agent may without notice to the
                                            Company reject any offer received
                                            by it in whole or in part in its
                                            discretion reasonably exercised.

                 Preparation of Pricing     If any offer to purchase a Note is
                 Supplements:               accepted by the Company, the
                                            Company, with the approval of the
                                            Agent which presented such offer
                                            (the "Presenting Agent"), will
                                            prepare a Pricing Supplement
                                            reflecting the terms of such Note
                                            and will, so long as the Company is
                                            a participant in the Commission's
                                            Electronic Data Gathering,
                                            Analysis, and Retrieval system
                                            ("EDGAR"), electronically submit a
                                            version of such Pricing Supplement
                                            complying with the rules of
                                            Commission relating to such
                                            program, or, if the Company is no
                                            longer a participant in such
                                            program, arrange to have 10 copies
                                            of such Pricing Supplement filed
                                            with or mailed to, the Commission
                                            in accordance with the applicable
                                            provision of Rule 424(b) under the
                                            Securities Act.  The Presenting
                                            Agent will cause a stickered
                                            Prospectus to be delivered to the
                                            purchaser of the Note.

                                            In each instance that a Pricing
                                            Supplement is prepared, the Agents
                                            will affix the Pricing Supplement
                                            to the Prospectus prior to their
                                            use.  Outdated Pricing Supplements,
                                            and the Prospectus to which they
                                            are attached (other than those
                                            retained for files) will be
                                            destroyed.

                 Settlement:                The receipt of immediately
                                            available funds by the Company in
                                            payment for a Note and the
                                            authentication and delivery of such
                                            Note shall, with respect to such
                                            Note, constitute "settlement."  All
                                            offers accepted by the Company will
                                            be settled from three to five
                                            business days after the date of
                                            such acceptance by the Company at a
                                            time as the purchaser and the
                                            Company shall agree (but no earlier
                                            than the next Business Day)
                                            pursuant to the timetable for
                                            settlement set forth in Parts II
                                            and III hereof under "Settlement
                                            Procedures" with respect to
                                            Book-Entry Notes and Certificated
                                            Notes, respectively.  If procedures
                                            A and B of the applicable
                                            Settlement Procedures with respect
                                            to a particular offer are not
                                            completed on or before the time set
                                            forth under the applicable
                                            "Settlement Procedures Timetable,"
                                            such offer shall not be settled
                                            until the Business Day following
                                            the completion of settlement
                                            procedures A and B or such later
                                            date as the purchaser and the
                                            Company shall agree.

                                            In the event of a purchase of Notes
                                            by any Agent as principal,
                                            appropriate settlement details will
                                            be set forth in the applicable Terms
                                            Agreements to be entered into
                                            between such Agent and the Company
                                            pursuant to the Agreement.


            PART II:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations
from the Company and the Trustee to DTC, dated as of (        ), 19(  ) (the
"Letter of Representations"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

                 Issuance:                  All Fixed Rate Notes issued in
                                            book-entry form having the same
                                            Interest Rate, Original Issue Date,
                                            Maturity Date, Redemption Date and
                                            Prices, if any, Sinking Fund Dates
                                            and Amounts, if any, and Original
                                            Issue Discount features, if any
                                            (collectively, the "Fixed Rate
                                            Terms"), will be represented
                                            initially by a single Book-Entry
                                            Note and all Floating Rate Notes
                                            issued in book-entry form having
                                            the same Original Issue Date, base
                                            rate upon which interest may be
                                            determined (each, an "Interest Rate
                                            Basis"), which may be the
                                            Commercial Paper Rate, the Federal
                                            Funds Rate, the Treasury Rate,
                                            LIBOR or any other rate set forth
                                            by the Company, Initial Interest
                                            Rate, Index Maturity, Spread, if
                                            any, Minimum Interest Rate, if any,
                                            Maximum Interest Rate, if any,
                                            Redemption Dates and Prices, if
                                            any, Sinking Fund Dates and
                                            amounts, if any, Original Issue
                                            Discount features, if any, Interest
                                            Reset Dates, Interest Payment Dates
                                            and Maturity

                                            (collectively, "Floating Rate
                                            Terms") will be represented
                                            initially by a single Book-Entry
                                            Note.

                                            Each Book-Entry Note will be dated
                                            and issued as of the date of its
                                            authentication by the Trustee.
                                            Each Book-Entry Note will bear an
                                            Interest Accrual Date, which will
                                            be (a) with respect to an original
                                            Book-Entry Note (or any portion
                                            thereof), its Original Issue Date
                                            and (b) with respect to any
                                            Book-Entry Note (or any portion
                                            thereof) issued subsequently upon
                                            exchange of a Book-Entry Note or in
                                            lieu of a destroyed, lost or stolen
                                            Book-Entry Note, the most recent
                                            Interest Payment Date to which
                                            interest has been paid or duly
                                            provided for on the predecessor
                                            Book-Entry Note or Notes (or if no
                                            such payment or provision has been
                                            made, the Original Issue Date of
                                            the predecessor Book-Entry Note or
                                            Notes), regardless of the date of
                                            authentication of such subsequently
                                            issued Book-Entry Note.  No
                                            Book-Entry Note shall represent any
                                            Note issued in certificated form.


                 Identification Numbers:    The Company has arranged with the
                                            CUSIP Service Bureau of Standard &
                                            Poor's Corporation (the "CUSIP
                                            Service Bureau") for the
                                            reservation of a series of CUSIP
                                            numbers for the Notes, consisting
                                            of approximately 900 CUSIP numbers
                                            which have been reserved for future
                                            assignment to Book-Entry Notes
                                            representing Notes issued in
                                            book-entry form.  The Company has
                                            obtained from the CUSIP Service
                                            Bureau a written list of the
                                            reserved CUSIP numbers and has
                                            delivered such list to the Trustee
                                            and DTC.  The Trustee will assign
                                            CUSIP numbers serially to
                                            Book-Entry Notes as described below
                                            under Settlement Procedure "B."
                                            DTC will notify the CUSIP Service
                                            Bureau periodically of the CUSIP
                                            numbers that the Trustee has
                                            assigned to Book-Entry Notes.  The
                                            Trustee will notify the Company at
                                            any time when fewer than 100 of the
                                            reserved CUSIP numbers remain
                                            unassigned to Book-Entry Notes,
                                            and, if the Company deems
                                            necessary, the Company will reserve
                                            additional CUSIP numbers for
                                            assignment to Book-Entry Notes
                                            representing Notes issued in
                                            book-entry form.  Upon obtaining
                                            such additional CUSIP numbers, the
                                            Company shall deliver a list of
                                            such additional CUSIP numbers to
                                            the Trustee and DTC.

                 Registration:              Each Book-Entry Note will be
                                            registered in the name of Cede &
                                            Co., as nominee for DTC, on the
                                            security register maintained under
                                            the Indenture.  The beneficial
                                            owner of a Note issued in
                                            book-entry form (or one or more
                                            indirect participants in DTC
                                            designated by such owner) will
                                            designate one or more participants
                                            in DTC with respect to such Note
                                            issued in book-entry form (the
                                            "Participants") to act as agent or
                                            agents for such owner in connection
                                            with the book-entry system
                                            maintained by DTC, and DTC will
                                            record in book-entry form, in
                                            accordance with instructions
                                            provided by such Participants, a
                                            credit balance with respect to such
                                            beneficial owner in such Note in
                                            the accounts of such Participants.
                                            The ownership interest of such
                                            beneficial owner in such Note
                                            issued in book-entry form will be
                                            recorded through the records of
                                            such Participants or through the
                                            separate records of such
                                            Participants and one or more
                                            indirect Participants in DTC.  So
                                            long as Cede & Co.  is the
                                            registered owner of a Book-Entry
                                            Note, DTC will be considered the
                                            sole owner and holder of such
                                            Book-Entry Note for all purposes
                                            under the Indenture.

                 Transfers:                 Transfers of a Book-Entry Note will
                                            be effectuated by book entries made
                                            by DTC and, in turn, by
                                            Participants (and in certain cases,
                                            one or more indirect participants
                                            in DTC) acting on behalf of
                                            beneficial transferors and
                                            transferees of such Book- Entry
                                            Note.

                 Exchanges:                 The Trustee may deliver to DTC and
                                            the CUSIP Service Bureau at any
                                            time a written notice of
                                            consolidation specifying (i) the
                                            CUSIP numbers of two or more
                                            Outstanding Book-Entry Notes that
                                            represent Book-Entry Notes having
                                            the same Fixed Rate Terms or
                                            Floating Rate Terms, as the case
                                            may be (other than Original Issue
                                            Dates) and for which interest has
                                            been paid to the same date, (ii) a
                                            date, occurring at least thirty
                                            days after such written notice is
                                            delivered and at least thirty days
                                            before the next Interest Payment
                                            Date for the related Note issued in
                                            book-entry form, on which such
                                            Book-Entry Notes shall be exchanged
                                            for a single replacement Book-Entry
                                            Note and (iii) a new CUSIP number
                                            to be assigned to such replacement
                                            Book-Entry Note.  Upon receipt of
                                            such a notice, DTC will send to its
                                            Participants (including the
                                            Trustee) a written reorganization
                                            notice to the effect that such
                                            exchange will occur on such date.
                                            Prior to the specified exchange
                                            date, the Trustee will deliver to
                                            the CUSIP Service Bureau a written
                                            notice setting forth such exchange
                                            date and the new CUSIP number and
                                            stating that, as of such exchange
                                            date, the CUSIP numbers of the
                                            Book-Entry Notes to be exchanged
                                            will be no longer be valid.

                                            On the specified exchange date, the
                                            Trustee will exchange such
                                            Book-Entry Notes for a single
                                            Book-Entry Note bearing the new
                                            CUSIP number, and the CUSIP numbers
                                            of the exchanged Book-Entry Notes,
                                            in accordance with the CUSIP
                                            Service Bureau procedures, will be
                                            cancelled and not immediately
                                            reassigned.  Notwithstanding the
                                            foregoing, if the Book-Entry Notes
                                            to be exchanged exceed $150,000,000
                                            in aggregate principal amount, one
                                            or more replacement Book-Entry
                                            Note(s) will be authenticated and
                                            issued, each to represent
                                            $150,000,000 principal amount of
                                            the exchanged Book-Entry Notes and
                                            an additional Book-Entry Note will
                                            be authenticated and issued to
                                            represent any remaining principal
                                            amount of such Book-Entry Notes
                                            (see "Denominations" below).

                 Denominations:             Book-Entry Notes will be issued in
                                            denominations of $100,000 or any
                                            amount in excess thereof that is an
                                            integral multiple of $1,000.
                                            Book-Entry Notes will be
                                            denominated in principal amounts
                                            not in excess of $150,000,000.  If
                                            one or more Book-Entry Notes having
                                            an aggregate principal amount in
                                            excess of $150,000,000 would, but
                                            for the preceding sentence, be
                                            represented by a single Book-Entry
                                            Note, then one Book-Entry Note will
                                            be issued to represent each
                                            $150,000,000 principal amount of
                                            such Note or Notes issued in
                                            book-entry form and an additional
                                            Book-Entry Note or Notes will be
                                            issued to represent any remaining
                                            principal amount of such Note or
                                            Notes issued in book-entry form.
                                            In such a case, each of the
                                            Book-Entry Notes representing such
                                            Note or Notes issued in book-entry
                                            form shall be assigned the same
                                            CUSIP number.

                 Interest General:
                                            Each payment of interest on each
                                            Book-Entry Note that is a Fixed
                                            Rate Note will include interest
                                            accrued through the day proceeding,
                                            as the case may be, the Interest
                                            Payment Date or Maturity Date.
                                            Unless otherwise indicated in the
                                            applicable Pricing Supplement,
                                            interest payments on each
                                            Book-Entry Note that is a Floating
                                            Rate Note (except in the case of
                                            Floating Rate Notes which reset
                                            daily or weekly) shall be the
                                            amount of interest accrued from,
                                            and including, the next preceding
                                            Interest Payment Date in respect of
                                            which interest has been paid (or
                                            from, and including, the date of
                                            issue if no interest has been paid
                                            with respect to such Floating Rate
                                            Note) to, but excluding, the
                                            Interest Payment Date.  In the case
                                            of Floating Rate Notes on which the
                                            interest is reset daily or weekly,
                                            however, the interest payments
                                            shall include interest accrued
                                            from, but excluding the next
                                            preceding Regular Record Date in
                                            respect of which interest has been
                                            paid to, and including the Regular
                                            Record Date next preceding the
                                            applicable Interest Payment Date,
                                            except that the interest payment at
                                            Maturity will include interest
                                            accrued to, but
                                            excluding, such date.  Interest
                                            payable at Maturity of a Book-Entry
                                            Note will be payable to the Person
                                            to whom the principal of such Note
                                            is payable.  DTC will arrange for
                                            each pending deposit message
                                            described under Settlement
                                            Procedure C below to be transmitted
                                            to Standard & Poor's, which will
                                            use the information in the message
                                            to include certain terms of the
                                            related Book-Entry Note in the
                                            appropriate daily bond report
                                            published by Standard & Poor's.

             Notice of Interest Payments    On the first Business Day of March,
             and Regular Record Date:       June, September and December of
                                            each year, upon request by the
                                            Company, the Trustee will deliver
                                            to the Company and DTC a written
                                            list of Regular Record Dates and
                                            Interest Payment Dates that will
                                            occur during the six-month period
                                            beginning on such first Business
                                            Day with respect to Floating Rate
                                            Notes issued in book-entry form.
                                            Promptly after each Interest
                                            Determination Date or Calculation
                                            Date, if applicable (including the
                                            first initial Interest
                                            Determination Date) for Floating
                                            Rate Notes issued in book-entry
                                            form, the Trustee will notify
                                            Standard & Poor's of the interest
                                            rates determined on such Interest
                                            Determination Date or Calculation
                                            Date, if applicable.

             Payments of Principal and      Payments of Interest.  Promptly
             Interest:                      after each Record Date, the Trustee
                                            will deliver to the Company and DTC
                                            a written notice specifying by
                                            CUSIP number the amount of interest
                                            to be paid on each Book-Entry
                                            Note on the following Interest
                                            Payment Date (other than an
                                            Interest Payment Date coinciding
                                            with Maturity) and the total of
                                            such amounts.  The Company will
                                            confirm with the Trustee and DTC
                                            the amount payable on each such
                                            Book-Entry Note on such Interest
                                            Payment Date by reference to the
                                            daily bond reports published by
                                            Standard & Poor's Corporation.  On
                                            such Interest Payment Date, the
                                            Company will pay to the Trustee, as
                                            paying agent, the total amount of
                                            interest due on such Interest
                                            Payment Date (other than at
                                            Maturity),  and the Trustee will
                                            pay such amount to DTC at the times
                                            and in the manner set forth below
                                            under "Manner of Payment."

                                            Payments at Maturity or Upon
                                            Redemption or Repayment.  On or
                                            about the first Business Day of each
                                            month, the Trustee will deliver to
                                            the Company and DTC a written list
                                            of principal, interest and premium,
                                            if any, to be paid on each Book-
                                            Entry Note maturing either at
                                            Stated Maturity or on a Redemption
                                            Date or on an optional repayment
                                            date, if any, in the following
                                            month.  The Company, the Trustee
                                            and DTC will confirm the amounts of
                                            such principal, interest and
                                            premium payments with respect to
                                            each such Book-Entry Note on or
                                            about the fifth Business Day
                                            preceding the Maturity of such
                                            Book-Entry Note. The Company will
                                            pay to the Trustee, as the paying
                                            agent, the principal amount of such
                                            Book-Entry Note, together with
                                            interest due at such Maturity or
                                            Redemption Date. The Trustee will
                                            pay such amounts to DTC at the
                                            times and in the manner set forth
                                            below under "Manner of Payment."

                                            Payments Not on Business Days.  If
                                            any Interest Payment Date or
                                            Maturity or Redemption Date of a
                                            Book-Entry Note is not a Business
                                            Day, the payment due on such day
                                            shall be made on the next succeeding
                                            Business Day and no interest shall
                                            accrue on such payment for the
                                            period from and after such Interest
                                            Payment Date, Maturity or
                                            Redemption Date, as the case may
                                            be.

                                            Promptly after payment to DTC of the
                                            principal and interest due on the
                                            Maturity or Redemption Date of a
                                            Book-Entry Note, the Trustee will
                                            cancel such Book-Entry Note in
                                            accordance with the terms of the
                                            Indenture and deliver it to the
                                            Company with a certificate of
                                            cancellation.

                                            Manner of Payment.  The total
                                            amount of any principal, interest
                                            and premium, if any, due on a
                                            Book-Entry Note on any Interest
                                            Payment Date or at Maturity or upon
                                            redemption shall be paid by the
                                            Company to the Trustee in funds
                                            available for immediate use by the
                                            Trustee not later than 9:30 A.M.
                                            (New York City time) on such date
                                            by wire transfer of immediately
                                            available funds or by instructing
                                            the Trustee to withdraw sufficient
                                            funds from an account maintained by
                                            the Company with the Trustee.
                                            Prior to 10 A.M. (New York City
                                            time) on each Maturity Date or
                                            Redemption

                                            Date.  On each Interest Payment Date
                                            or, if any such date is not a
                                            Business Day, as soon as possible
                                            thereafter (but in any event only
                                            after receipt of sufficient funds
                                            by the Trustee), interest payments
                                            shall be made to DTC in same day
                                            funds in accordance with existing
                                            arrangements between the Trustee
                                            and DTC.  Thereafter on each such
                                            date, DTC will pay, in accordance
                                            with its SDFS operating procedures
                                            then in effect, such amounts in
                                            funds available for immediate use
                                            to the respective Participants in
                                            whose names the Notes are recorded
                                            in the book-entry system maintained
                                            by DTC.  Neither the Company nor
                                            the Trustee shall have any
                                            responsibility or liability for the
                                            payment by DTC to such Participants
                                            of the principal of, or interest
                                            on, the Book-Entry Notes.

                                            Withholding Taxes. The amount of any
                                            taxes required under applicable law
                                            to be withheld from any interest
                                            payment on a Note will be
                                            determined and withheld by the
                                            Participant, indirect participant
                                            in DTC or other person responsible
                                            for forwarding payments and
                                            materials directly to the
                                            beneficial owner of such Note.

    Acceptance and Rejections of            The Company shall have the sole
    Offers:                                 right to accept offers to purchase
                                            Notes and may reject any such offer
                                            in whole or in part. Each Agent
                                            shall promptly communicate to the
                                            Company, orally or in writing, each
                                            reasonable offer to purchase Book-
                                            Entry Notes received by it, other
                                            than those rejected by such Agent.
                                            The Agents shall have the right,
                                            in their discretion reasonably
                                            exercised, without notice to the
                                            Company, to reject any offer to
                                            purchase Notes in whole or in part.

    Settlement Procedures:                  Settlement Procedures with regard
                                            to each Book-Entry Note sold by the
                                            Company to or through the Agents
                                            (unless otherwise specified
                                            pursuant to a Terms Agreement, as
                                            defined in the Agreement), shall be
                                            as follows:

                                            A.    The respective Agent will
                                                  advise the Company by
                                                  telephone that such Note is a
                                                  Book-Entry Note and of the
                                                  following settlement
                                                  information.

                                                  1.       Taxpayer
                                                           identification number
                                                           of purchaser.

                                                  2.       Principal amount of
                                                           the Note.

                                                  3.       Fixed Rate Notes:

                                                           (a)     Interest Rate

                                        Floating Rate Notes:

                                        (a)     Interest Rate Basis
                                        (b)     Initial Interest Rate
                                        (c)     Spread, if any
                                        (d)     Interest Rate Reset Dates
                                        (e)     Interest Rate Reset Period
                                        (f)     Interest Payment Dates
                                        (g)     Interest Payment Period
                                        (h)     Index Maturity
                                        (i)     Calculation Agent
                                        (j)     Maximum Interest Rate, if any
                                        (k)     Minimum Interest Rate, if any
                                        (l)     Calculation Date
                                        (m)     Interest Determination Dates
                                        (n)     Redemption Dates, if any
                                        (o)     Original Issue Discount
                                                features, if any
                                        (p)     Sinking Fund Dates and Amounts,
                                                if any

                                 4.     Settlement Date (Original Issue Date).

                                 5.     Price to the public.

                                 6.     Net proceeds to the Company.

                                 7.     Trade Date.

                                 8.     Agent's commission, determined as
                                        provided in the Agreement.

                                 9.     The number of Participant accounts to
                                        be maintained by DTC on behalf of the
                                        Agent.

                                 10.    Any other applicable terms.

                            B.   The Company will advise the Trustee by
                                 telephone or electronic transmission
                                 (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. The Trustee will then assign a CUSIP number to the Book-Entry Note representing such Note and will notify the Company and the Agent of such CUSIP number by telephone as soon as practicable.

                                  C.      The Trustee will enter a pending
                                          deposit message through DTC's
                                          Participant Terminal System, providing
                                          the following settlement information
                                          to DTC, the Agent and Standard &
                                          Poor's Corporation:

                                          1. The applicable information set
                                             forth in Settlement Procedure "A."

                                          2. Identification as a Fixed Rate
                                             Book-Entry Note or a Floating Rate
                                             Book-Entry Note.

                                          3. Initial Interest Payment Date for
                                             such Note, number of days by which
                                             such date succeeds the related
                                             record date for DTC purposes
                                             (which shall be the Regular Record
                                             Date, or, in the case of Floating
                                             Rate Notes which reset daily or
                                             weekly, the date which is five
                                             calendar days preceding the
                                             Interest Payment Date) and, if
                                             then calculable, the amount of
                                             interest payable on such Interest
                                             Payment Date (which amount shall
                                             have been confirmed by the
                                             Trustee).

                                          4. The CUSIP number of the Book-Entry
                                             Note representing such Note.

                                          5. Whether such Book-Entry Note will
                                             represent any other Note issued or
                                             to be issued in book-entry form
                                             (to the extent known at such
                                             time).

                                          6. The number of Participant
                                             accounts to be maintained by DTC
                                             on behalf of the Agent and the
                                             Trustee.

                                  D.      The Company will deliver to the
                                          Trustee and the Trustee will
                                          authenticate the Book-Entry Note
                                          representing such Note.

                                  E.      DTC will credit such Note to the
                                          Trustee's participant account at DTC.

                                        F.      The Trustee will enter an SDFS
                                                deliver order through DTC's
                                                Participant Terminal System,
                                                with respect to each Note in
                                                book-entry form, instructing
                                                DTC to (i) debit such Note to
                                                the Trustee's participant
                                                account and credit such Note
                                                to the Presenting Agent's
                                                participant account and (ii)
                                                debit the respective Agent's
                                                settlement account and credit
                                                the Trustee's settlement
                                                account for an amount equal
                                                to the price of such Note
                                                less the Agent's commission,
                                                if any.  The entry of such a
                                                deliver order shall
                                                constitute a representation
                                                and warranty by the Trustee
                                                to DTC that (a) the
                                                Book-Entry Note representing
                                                such Note has been issued and
                                                authenticated and (b) the
                                                Trustee is holding such
                                                Book-Entry Note pursuant to
                                                the Medium-Term Note
                                                Certificate Agreement between
                                                the Trustee and DTC.

                                        G.      Unless the Presenting Agent
                                                purchased such Note as
                                                principal, the Presenting
                                                Agent will enter an SDFS
                                                deliver order through DTC's
                                                Participant Terminal System,
                                                with respect to each Note
                                                represented by the Book-Entry
                                                Note to be issued,
                                                instructing DTC (i) to debit
                                                such Book-Entry Note to the
                                                Presenting Agent's
                                                participant account and
                                                credit such Note to the
                                                participant accounts of the
                                                Participants with respect to
                                                such Note and (ii) to debit
                                                the settlement accounts of
                                                such Participants and credit
                                                the settlement account of the
                                                Presenting Agent for an
                                                amount equal to the initial
                                                public offering price of such
                                                Note.

                                        H.      Transfers of funds in
                                                accordance with SDFS deliver
                                                orders described in
                                                Settlement Procedures "F" and
                                                "G" will be settled in
                                                accordance with SDFS
                                                operating procedures in
                                                effect on the Settlement
                                                Date.

                                        I.      Upon receipt of such funds, the
                                                Trustee will credit to the
                                                account of the Company
                                                maintained at the Trustee,
                                                funds available for immediate
                                                use in the amount transferred
                                                to the Trustee in accordance
                                                with Settlement Procedure
                                                "F."

                                        J.      Unless the Presenting Agent
                                                purchased such Note as
                                                principal, the Presenting
                                                Agent will confirm the
                                                purchase of such Note to the
                                                purchaser either by
                                                transmitting to the
                                                Participant with respect to
                                                such Note a confirmation
                                                order through DTC's
                                                Participant Terminal System
                                                or by mailing a written
                                                confirmation to such
                                                purchaser.

                                        K.      Monthly, the Trustee will send
                                                to the Company a statement
                                                setting forth the principal
                                                amount of Notes outstanding as
                                                of that date under the
                                                Indenture.

    Settlement Procedures Timetable:            For sales by the Company of
                                                Notes to or through the Agent
                                                unless otherwise specified
                                                pursuant to a Terms Agreement
                                                for settlement on the first
                                                Business Day after the sale
                                                date, Settlement Procedures "A"
                                                through "J" set forth above
                                                shall be completed as soon as
                                                possible but not later than the
                                                respective times (New York City
                                                time) set forth below:

                                            Settlement
                                            Procedure                                 Time
                                            ---------                                 ----
                                                A                  11:00 A.M. on the trade date
                                                B                  12:00 Noon on the trade date
                                                C                  2:00 P.M. on the trade date
                                                D                  3:00 P.M. on the business day
                                                                   immediately prior to the settlement date
                                                E                  10:00 A.M. on the settlement date
                                                F-G                2:00 P.M. on the settlement date
                                                H                  4:45 P.M. on the settlement date
                                                I-J                5:00 P.M. on the settlement date

                                            If a sale is to be settled more than
                                            one Business Day after the sale
                                            date, Settlement Procedures "A,"
                                            "B" and "C" shall be completed as
                                            soon as practicable but not later
                                            than 11:00 A.M., 12 Noon and 2:00
                                            P.M., respectively, on the first
                                            Business Day after the trade date.
                                            In connection with a sale which is
                                            to be settled more than one
                                            Business Day after the trade date,
                                            if the initial interest rate for a
                                            Floating Rate Note is not known at
                                            the time that Settlement Procedure
                                            A is completed, Settlement
                                            Procedures B and C shall be
                                            completed as soon as such rates
                                            have been determined, but not later
                                            than 12:00 Noon and 2:00 P.M. (New
                                            York City time) respectively, on
                                            the Second Business Day before the
                                            Settlement Date.  Settlement
                                            Procedure "H" is subject to
                                            extension in accordance with any
                                            extension of Fedwire closing
                                            deadlines and in the other events
                                            specified in the SDFS operating
                                            procedures in effect on the
                                            settlement date.

                                            If settlement of a Book-Entry Note
                                            is rescheduled or cancelled, the
                                            Trustee, after receiving notice
                                            from the Company or the Agent, will
                                            deliver to DTC, through DTC's
                                            Participant Terminal System, a
                                            cancellation message to such effect
                                            by no later than 2:00 P.M. (New
                                            York City time) on the Business Day
                                            immediately preceding the scheduled
                                            settlement date.

                 Failure to Settle:         If the Trustee fails to enter an
                                            SDFS deliver order with respect to
                                            a Book-Entry Note pursuant to
                                            Settlement Procedure "F," then upon
                                            written request (which may be
                                            evidenced by telecopy transmission)
                                            of the Company the Trustee shall
                                            deliver to DTC, through DTC's
                                            Participant Terminal System, as
                                            soon as practicable, a withdrawal
                                            message instructing DTC to debit
                                            such Note to the Trustee's
                                            participant account, provided that
                                            the Trustee's participant account
                                            contains a principal amount of the
                                            Book-Entry Note representing such
                                            Note that is at least equal to the
                                            principal amount to be debited.  If
                                            a withdrawal message is processed
                                            with respect to all the Notes
                                            represented by a Book-Entry Note,
                                            the Trustee will mark such Book-
                                            Entry Note "cancelled," make
                                            appropriate entries in the
                                            Trustee's records and send such
                                            cancelled Book-Entry Note to the
                                            Company.  The CUSIP number assigned
                                            to such Book-Entry Note shall, in
                                            accordance with CUSIP Service
                                            Bureau procedures, be cancelled and
                                            not immediately reassigned.  If a
                                            withdrawal message is processed
                                            with respect to one or more, but
                                            not all, of the Notes represented
                                            by a Book-Entry Note, the Trustee
                                            will exchange such Book-Entry Note
                                            for two Book-Entry Notes, one of
                                            which shall represent such
                                            Book-Entry Note or Notes with
                                            respect to which the withdrawal
                                            message is to be processed and
                                            shall be cancelled immediately
                                            after issuance and the other of
                                            which shall represent the remaining
                                            Book-Entry Notes previously
                                            represented by the surrendered
                                            Book-Entry Note and shall bear the
                                            CUSIP number of the surrendered
                                            Book-Entry Note.

                                            If the purchase price for any
                                            Book-Entry Note is not timely paid
                                            to the Participants with respect to
                                            such Note by the beneficial
                                            purchaser thereof (or a person,
                                            including an indirect participant
                                            in DTC, acting on behalf of such
                                            purchaser), such Participants and,
                                            in turn, the related Agent may
                                            enter SDFS deliver orders through
                                            DTC's Participant Terminal System
                                            reversing the orders entered
                                            pursuant to Settlement Procedures
                                            "F" and "G," respectively.
                                            Thereafter, the Trustee will
                                            deliver the withdrawal message and
                                            take the related actions described
                                            in the preceding paragraph.

                                            Notwithstanding the foregoing, upon
                                            any failure to settle with respect
                                            to a Book-Entry Note, DTC may take
                                            any actions in accordance with its
                                            SDFS operating procedures then in
                                            effect.

                                            In the event of a failure to settle
                                            with respect to one or more, but
                                            not all, of the Notes to have been
                                            represented by a Book-Entry Note,
                                            the Trustee will provide, in
                                            accordance with Settlement
                                            Procedures "D" and "F," for the
                                            authentication and issuance of a
                                            Book-Entry Note representing the
                                            Notes to be
                                            represented by such Book-Entry Note
                                            and will make appropriate entries in
                                            its records.


          PART III:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

                 The Trustee will serve as registrar in connection with the Certificated Notes.

                 Registration:              Certificated Notes will be issued
                                            only in fully registered form
                                            without coupons.

                 Transfers and Exchanges:   A Certificated Note may be
                                            presented for transfer or exchange
                                            at the corporate trust office of
                                            the Trustee.  Certificated Notes
                                            will be exchangeable for other
                                            Certificated Notes having identical
                                            terms but different denominations
                                            without service charge.
                                            Certificated Notes will not be
                                            exchangeable for Book-Entry Notes.

                 Denominations:             Unless otherwise provided in a
                                            Pricing Supplement, the
                                            denomination of any Certificated
                                            Note will be a minimum of $100,000
                                            or any amount in excess thereof
                                            that is an integral multiple of
                                            $1,000.

                 Interest:                  Each Certificated Note will bear
                                            interest in accordance with its
                                            terms.

                 Payments of Principal      Upon presentment and delivery of a
                 and Interest:              Certificated Note, the Trustee will
                                            pay the principal amount of such
                                            Note at Maturity and the final
                                            installment of interest in
                                            immediately available funds.  All
                                            interest payments on a Certificated
                                            Note, other than interest due at
                                            Maturity, will be made by check
                                            drawn on the Trustee and mailed by
                                            the Trustee to the person entitled
                                            thereto as provided in such Note.
                                            Any payment of principal or
                                            interest required to be made on an
                                            Interest Payment Date or at
                                            Maturity of a Certificated Note
                                            which is not a Business Day need
                                            not be made on such day, but may be
                                            made on the next succeeding
                                            Business Day (except that in the
                                            case of a LIBOR Note, if such day
                                            falls in the next calendar month,
                                            such Interest Payment Date will be
                                            the preceding day that is a
                                            Business Day with respect to such
                                            LIBOR Note) with the same force and
                                            effect as if made on the Interest
                                            Payment Date or at Maturity, as the
                                            case may be, and no interest shall
                                            accrue for the period from and
                                            after such Interest Payment Date or
                                            Maturity.

                                        The Trustee will provide monthly to the
                                        Company lists of principal and
                                        interest, to the extent ascertainable,
                                        to be paid on Certificated Notes
                                        maturing in the next succeeding month.
                                        The Trustee will be responsible for
                                        withholding taxes on interest paid on
                                        Certificated Notes as   required by
                                        applicable law.

                                        Certificated Notes presented to the
                                        Trustee at Maturity for payment will be
                                        cancelled by the Trustee. All such
                                        cancelled Notes held by the Trustee
                                        shall be destroyed, and the Trustee
                                        shall furnish to the Company a
                                        certificate with respect to such
                                        destruction.


             Settlement Procedures:     Settlement Procedures with regard to
                                        each Certificated Note sold by the
                                        Company to or through an Agent (unless
                                        otherwise specified pursuant to a Terms
                                        Agreement) shall be as follows:

                                        A. The Presenting Agent will advise the
                                           Company by telephone that such Note
                                           is a Certificated Note and of the
                                           following settlement information:

                                           1. Name in which such Note is to
                                              be registered ("Registered
                                              Owner").

                                           2. Address of the Registered Owner
                                              and address for payment of
                                              principal and interest.

                                           3. Taxpayer identification number
                                              of the Registered Owner (if
                                              available).

                                          4.  Principal amount of the Note.

                                          5.  Denomination of the Note.

                                          6.  Fixed Rate Notes:

                                              (a)  Interest Rate

                                              Floating Rate Notes:

                                              (a)  Interest Rate Basis
                                              (b)  Initial Interest Rate
                                              (c)  Spread, if any
                                              (d)  Interest Rate Reset Dates
                                              (e)  Interest Rate Reset Period
                                              (f)  Interest Payment Dates
                                              (g)  Interest Payment Period

                                                 (h)     Index Maturity
                                                 (i)     Calculation Agent
                                                 (j)     Maximum Interest
                                                         Rates, if any
                                                 (k)     Minimum Interest
                                                         Rates, if any
                                                 (l)     Redemption Dates, if
                                                         any
                                                 (m)     Original Issue Discount
                                                         features, if any
                                                 (n)     Sinking Fund Dates and
                                                         Amounts, if any

                                        7.       Maturity Date.

                                        8.       Settlement date and time
                                                 (Original Issue Date).

                                        9.       Price to public of the Note.

                                        10.      Net proceeds to the Company.

                                        11.      Agent's commission, if any,
                                                 determined as provided in the
                                                 Agreement.

                                        12.      Any other applicable terms.

                               B.       The Company shall provide to the
                                        Trustee, by telecopy or other mutually
                                        acceptable method, the above Settlement
                                        information received from the Agent and
                                        shall cause the Trustee to execute,
                                        authenticate and deliver the Notes.
                                        The Company also shall provide to the
                                        Trustee and the Agent a copy of the
                                        applicable Pricing Supplement.

                               C. The Company will deliver to the Trustee a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the Presenting Agent and the Trustee:

                                        1.       Note with Agent's customer
                                                 confirmation.

                                        2.       Stub One - For the Trustee.

                                        3.       Stub Two - For the Agent.

                                        4.       Stub Three - For the Company.

                               D. The Trustee will authenticate such Note and deliver it (with the confirmation) and the Stubs One and Two to the Presenting Agent, and the Presenting Agent will acknowledge receipt of the Note by stamping or otherwise Stub One and returning it to the

                                                  Trustee.  Such delivery will
                                                  be made only against such
                                                  acknowledgment of receipt and
                                                  evidence that instructions
                                                  have been given by such Agent
                                                  for payment to the account of
                                                  the Company at the Trustee,
                                                  or to such other account as
                                                  the Company shall have
                                                  specified to the Agent and
                                                  the Trustee in funds
                                                  available for immediate use,
                                                  of an amount equal to the
                                                  initial public offering price
                                                  of such Note less the Agent's
                                                  commission, if any.  In the
                                                  event that the instructions
                                                  given by the Presenting Agent
                                                  for payment to the account of
                                                  the Company are revoked, the
                                                  Company will as promptly as
                                                  possible wire transfer to the
                                                  account of the Presenting
                                                  Agent an amount of
                                                  immediately available funds
                                                  equal to the amount of such
                                                  payment made.

                                        E.        Unless the Presenting Agent
                                                  purchased such Note as
                                                  principal, the Presenting
                                                  Agent will deliver such Note
                                                  (with confirmation), as well
                                                  as a copy of the Prospectus
                                                  and any applicable Pricing
                                                  Supplement received from the
                                                  Company to the customer
                                                  against payment in
                                                  immediately payable funds.
                                                  The Presenting Agent will
                                                  obtain the acknowledgment of
                                                  receipt of such Note by
                                                  retaining Stub Two.

                                        F.        The Trustee will send Stub
                                                  Three to the Company by
                                                  first-class mail.  Monthly,
                                                  the Trustee will also send to
                                                  the Company a statement
                                                  setting forth the principal
                                                  amount of the Notes
                                                  outstanding as of that date
                                                  under the Indenture.

                 Settlement Procedure       For sales by the Company of
                 Timetable:                 Certificated Notes to or through
                                            the Agent (unless otherwise
                                            specified pursuant to a Terms
                                            Agreement), Settlement Procedures
                                            "A" through "F" set forth above
                                            shall be completed on or before the
                                            respective times (New York City
                                            time) set forth below:

                                            Settlement
                                            Procedure                                 Time
                                            ---------                                 ----

                                                A                  2:00 P.M. on day before the
                                                                              settlement date
                                                B                  3:00 P.M. on day before the
                                                                              settlement date
                                                C                  3:00 P.M. on the business day
                                                                              immediately prior to the
                                                                              settlement date
                                                D                  2:15 P.M. on the settlement date
                                                E                  3:00 P.M. on the settlement date
                                                F                  5:00 P.M. on the settlement date

                 Failure to Settle:         If a purchaser fails to accept
                                            delivery of and make payment for
                                            any Certificated Note, the Agent
                                            will notify the Company and the
                                            Trustee by telephone and return
                                            such Note to the Trustee.  Upon
                                            receipt of such notice, the Company
                                            will immediately wire transfer to
                                            the account of the Agent an amount
                                            equal to the amount previously
                                            credited thereto in respect of such
                                            Note.  Such wire transfer will be
                                            made on the settlement date, if
                                            possible, and in any event not
                                            later than the Business Day
                                            following the settlement date.  If
                                            the failure shall have occurred for
                                            any reason other than a default by
                                            the Agent in the performance of its
                                            obligations hereunder and under the
                                            Agreement, then the Company will
                                            reimburse the Agent or the Trustee,
                                            as appropriate, on an equitable
                                            basis for its loss of the use of
                                            the funds during the period when
                                            they were credited to the account
                                            of the Company.  Immediately upon
                                            receipt of the Certificated Note in
                                            respect of which such failure
                                            occurred, the Trustee will mark
                                            such Note "cancelled," make
                                            appropriate entries in the
                                            Trustee's records and send such
                                            Note to the Company.

                                                                       Exhibit C

                                   Opinion of
                            Counsel for the Company


                 The opinion of counsel for the Company to be delivered pursuant to Section 4(b) of the Agreement shall be to the effect that:

                 (i) the Company has been duly incorporated and is a corporation duly organized, validly existing in good standing under the laws of the State of Delaware;

                 (ii) (a) the Company has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus, as then amended or supplemented, and (b) the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                 (iii) each significant subsidiary of the Company has been duly incorporated and is a corporation duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business as described in the Prospectus, as then amended or supplemented, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its significant subsidiaries, taken as a whole;

                 (iv) each of the Agreement and any applicable Written Terms Agreement has been duly authorized, executed and delivered by the Company;

                 (v) the Indenture has been duly authorized, executed and delivered by the Company and duly requalified under the Trust Indenture Act; and the Indenture constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (vi) the Notes have been duly authorized and, when the terms of the Notes and their issue and sale have been duly established in accordance with the Indenture and the Agreement, and when duly executed and authenticated in accordance with the provisions of the Indenture and issued and delivered against payment therefor in accordance with the Agreement, the Notes will be entitled to the benefits of the Indenture and the Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement, the Indenture and the Notes will not contravene any provision of applicable law or the Restated Certificate of Incorporation or By-laws of the Company;

                 (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Agreement, the Indenture, the Notes and any applicable Written Terms Agreement, will not contravene, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Agreement, the Indenture, the Notes and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes;

                 (ix) the statements (a) in the Prospectus (Supplement) under the captions "(Description of Notes)" and "Plan of Distribution," (b) in the Basic Prospectus, as then amended or supplemented, under the captions "Description of the Debt Securities" and "Plan of Distribution," (c) in the Registration Statement under Item 15, (d) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and
         (e) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings and fairly summarize the matters referred to therein;

                 (x) after due inquiry, such counsel does not know of any legal or governmental proceedings instituted or threatened against the Company or any of its subsidiaries which would restrict the issuance and sale of the Notes as contemplated by the Prospectus, or would be required to be disclosed therein and which is not disclosed; also, such counsel does not know of any statutes, regulations, contracts or other documents which are required to be summarized in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such

         Registration Statement which are not summarized, filed or incorporated as required;

                 (xi) such counsel is of the opinion ascribed to it in the Prospectus (Supplement), as then amended or supplemented, under the caption "(Taxation)";

                 (xii) the Company is not, nor is it directly or indirectly controlled by or acting on behalf of any person which is, (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated by the Commission thereunder, or (ii) a "holding company" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended, and the rules and regulations promulgated by the Commission thereunder; and

                 (xiii) such counsel (a) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, as then amended or supplemented (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (b) believes that (except for financial statements and schedules and other financial or statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 of the Trustee heretofore referred to) each part of the Registration Statement, as then amended, if applicable, when such part became effective, did not, and as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (c) is of the opinion that the Registration Statement and Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and (d) believes that (except for financial statements and schedules and other financial or statistical data as to which such counsel need not express any belief) the Prospectus, as then amended or supplemented, if applicable, as of the date such opinion is delivered does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clauses (c) and (d) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a Pricing Supplement.

                 Notwithstanding the foregoing, the opinions described in subparagraphs (vi) (except as to due authorization of the Notes), (viii),
(ix)(a) and (b) and (xiii)(c) and (d) above, when contained in an opinion delivered on the Commencement Date or pursuant to Section 5(b) of the Agreement, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors.

                 With respect to subparagraph (xiii) above, Mudge Rose Guthrie Alexander & Ferdon may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                                                                       Exhibit D

                              Opinion of (       )
                             Counsel for the Agents

         The opinion of (               ), counsel for the Agents, to be
delivered pursuant to Section 4(c) of the Agreement shall be to the effect that:

                 (i) the Company has been duly incorporated and is a corporation duly organized, validly existing in good standing under the laws of the State of Delaware;

                 (ii) each of the Agreement and any applicable Written Terms Agreement has been duly authorized, executed and delivered by the Company;

                 (iii) the Indenture has been duly authorized, executed and delivered by the Company and duly requalified under the Trust Indenture Act; the Indenture constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principle;

                 (iv) the Notes have been duly authorized and, when the terms of the Notes and their issue and sale have been duly established in accordance with the Indenture and the Agreement, and when duly executed and authenticated in accordance with the provisions of the Indenture and issued and delivered against payment therefor in accordance with the Agreement, the Notes will be entitled to the benefits of the Indenture and the Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                 (v) the statements (a) in the Prospectus (Supplement) under the captions "(Description of Notes)" and "Plan of Distribution," (b) in the Basic Prospectus, as then amended or supplemented, under the captions "Description of the Debt Securities" and "Plan of Distribution," in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents and fairly summarize the matters referred to therein;

                 (vi)  the Registration Statement became effective under the
         Securities Act on (     ), and, to the best knowledge of such counsel,
         no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or are pending or contemplated under the Securities Act; and





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                 (vii)  such counsel (a) believes that (except for financial statements and schedules and other financial or statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the Registration Statement, as then amended, if applicable, when such part became effective, did not, and as of the date such opinion is delivered does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) is of the opinion that the Registration Statement and Prospectus, as then amended, if applicable (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder, and (c) believes that (except for financial statements and schedules and other financial or statistical data as to which such counsel need not express any belief) the Prospectus, as then amended or supplemented, as of the date such opinion is delivered does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clauses
         (b) and (c) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a Pricing Supplement.

         Notwithstanding the foregoing, the opinions described in subparagraphs
(iv) (except as to due authorization of the Notes), (v) and (vii)(b) and (c) above, when contained in an opinion delivered on the Commencement Date or pursuant to Section 5(b) of the Agreement, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations, or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors.

         With respect to clause (vii) above, such counsel may state that their opinion and belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference) but are without independent check or verification, except as specified.

         Such counsel may rely, to the extent their opinions are based upon matters governed by the laws of other jurisdictions, upon the opinion of other counsel admitted to the bar in such jurisdictions.





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